Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 17. COMMITMENTS AND CONTINGENCIES
Homes Purchase Commitments
As of December 31, 2021, the Company was under contract to purchase 2,182 homes for an aggregate purchase price of $658.8 million.
Other Purchase Obligations
The Company’s other purchase obligations principally include commitments relating to marketing, information technology and administration services. As of December 31, 2021, the Company had other purchase obligations of $1.6 million, with $1.2 million payable within 12 months.
Lease Commitments
The Company has entered into operating lease agreements for its corporate headquarters in Chandler, Arizona and field office facilities in most of the metropolitan markets in which the Company operates in the United States. Refer to
Note 6, Leases
, for further details.